POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


    WHEREAS, Southern New England Telecommunications Corporation,
(hereinafter referred to as the "Corporation") and The Southern New
England Telephone Company (hereinafter referred to as the "Company"), both Connecticut corporations, propose to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, their annual reports on Form 10-K; and

    WHEREAS, each of the undersigned is an officer or director, or both, of the Corporation and the Company, and holds the office, or offices, in the Corporation and the Company herein below indicated under his or her name;

    NOW, THEREFORE, the undersigned, and each of them, hereby constitutes and appoints J. A. Sadek their attorney-in-fact for them and in their name, place and stead, and in each of their offices and capacities with the Corporation and the Company, to execute and file such annual reports, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do, if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF each of the undersigned has executed this Power of Attorney this 8th day of March 1995.




Principal Executive Officers:                  Directors:



/s/ D. J. Miglio                             /s/ F. G. Adams
    D. J. Miglio                                 F. G. Adams, Director
Chairman, President and
Chief Executive Officer

                                             /s/ William F. Andrews
                                                 William F. Andrews, Director
/s/ D. R. Shassian
    D. R. Shassian
Senior Vice President and
Chief Financial Officer                      /s/ Zoe Baird
                                                 Zoe Baird, Director


                                             /s/ Robert L. Bennett
                                                 Robert L. Bennett, Director


                                             /s/ Barry M. Bloom
                                                 Barry M. Bloom, Director


                                             /s/ F. J. Connor
                                                 F. J. Connor, Director


                                             /s/ William R. Fenoglio
                                                 William R. Fenoglio, Director



                                             /s/ J. R. Greenfield
                                                 J. R. Greenfield, Director


                                             /s/ Burton G. Malkiel
                                                 Burton G. Malkiel, Director


                                             /s/ Frank R. O'Keefe, Jr.
                                                 Frank R. O'Keefe, Jr., Director


                            POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


    WHEREAS, Southern New England Telecommunications Corporation, a Connecticut corporation (hereinafter referred to as the "Corporation"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

    WHEREAS, the undersigned is director of the Corporation;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints J. A. Sadek his attorney-in-fact for him and in his name, place and stead, and in his capacity as director of the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do, if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF the undersigned has executed this Power of Attorney this 1st day of March 1995.


                                      /s/ Richard H. Ayers
                                          Richard H. Ayers, Director



                            POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


    WHEREAS, Southern New England Telecommunications Corporation, a Connecticut corporation (hereinafter referred to as the "Corporation"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

    WHEREAS, the undersigned is director of the Corporation;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints J. A. Sadek her attorney-in-fact for her and in her name, place and stead, and in her capacity as director of the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do, if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF the undersigned has executed this Power of Attorney this 8th day of March 1995.


                                      /s/ Claire L. Gaudiani
                                          Claire L. Gaudiani, Director